                                   EXHIBIT 2.1

                             OFFICERS AND DIRECTORS
                        OF SUNBELT COMMUNICATIONS COMPANY

The following table sets forth the name, resident or business address, citizenship, present principal occupation or employment, and the name, principal business and address of any corporation in which employment is conducted by each executive officer and director of Sunbelt Communications Company.

(a)      James E. Rogers                              (a)      Beverly Rogers
(b)      Sunbelt Communications Company               (b)      Western States Communications
         1500 Foremaster Lane                                     Company
         Las Vegas, NV  89101                                  1500 Foremaster Lane
(c)      President                                             Las Vegas, NV  89101
         Sunbelt Communications Company               (c)      Director
         1500 Foremaster Lane                                  Sunbelt Communications Company
         Las Vegas, NV  89101                                  1500 Foremaster Lane
(d)      No                                                    Las Vegas, NV  89101;
(e)      No                                                    Corporate Marketing Director
(f)      USA                                                   Western States Communications
                                                                  Company
                                                               1500 Foremaster Lane
                                                               Las Vegas, NV  89101
                                                      (d)      No
                                                      (e)      No
                                                      (f)      USA

(a)      Rolla Cleaver                                (a)      Ralph Toddre
(b)      Valley Broadcasting Company                  (b)      1790 Vassar Street
         1500 Foremaster Lane                                  Reno, NV  89502
         Las Vegas, NV  89101                         (c)      Director
(c)      Executive Vice President                              Sunbelt Communications Company
         Sunbelt Communications Company                        1500 Foremaster Lane
         1500 Foremaster Lane                                  Las Vegas, NV  89101;
         Las Vegas, NV  89101;                                 Vice President
         General Manager,                                      Western States Communications
         Valley Broadcasting Company                              Company
         1500 Foremaster Lane                                  1500 Foremaster Lane
         Las Vegas, NV  89101                                  Las Vegas, NV  89101
(d)      No                                           (d)      No
(e)      No                                           (e)      No
(f)      USA                                          (f)      USA

(a)      Gene Greenberg                               (a)      Scott Mattox
(b)      Valley Broadcasting Company                  (b)      Sunbelt Communications Company
         1500 Foremaster Lane                                  1500 Foremaster Lane
         Las Vegas, NV  89101                                  Las Vegas, NV  89101
(c)      Vice President, Sales                        (c)      Treasurer
         Sunbelt Communications Company                        Sunbelt Communications Company
         1500 Foremaster Lane                                  1500 Foremaster Lane
         Las Vegas, NV  89101;                                 Las Vegas, NV  89101;
         Sales Manager                                         Controller
         Valley Broadcasting Company                           Sunbelt Communications Company
         1500 Foremaster Lane                                  1500 Foremaster Lane
         Las Vegas, NV  89101                                  Las Vegas, NV  89101
(d)      No                                           (d)      No
(e)      No                                           (e)      No
(f)      USA                                          (f)      USA

(a)      Bill Fouch                                   (a)      Cindy Heinrich
(b)      Oregon Trail Broadcasting Company            (b)      Sunbelt Communications Company
         902 E. Sherman Street                                 1500 Foremaster Lane
         Pocatello, ID  83201                                  Las Vegas, NV  89101
(c)      Director                                     (c)      Secretary
         Sunbelt Communications Company                        Sunbelt Communications Company
         1500 Foremaster Lane                                  1500 Foremaster Lane
         Las Vegas, NV  89101;                                 Las Vegas, NV  89101;
         General Manager                                       Director, Human Resources
         Oregon Trail Broadcasting Company                     Sunbelt Communications Company
         902 E. Sherman Street                                 1500 Foremaster Lane
         Pocatello, ID  83201                                  Las Vegas, NV  89101
(d)      No                                           (d)      No
(e)      No                                           (e)      No
(f)      USA                                          (f)      USA